SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                              October 14, 1998
                             (October 13, 1998)
              ------------------------------------------------
              Date of report (Date of earliest event reported)

                            Telco Systems, Inc.
           ------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

           Delaware               0-12622                  94-2178777
    --------------------    ---------------------      ------------------
   (State or Other Juris-    (Commission File No.)     (IRS Employer
   diction of Incorporation)                           Identification No.)

                             68 Nahatan Street
                        Norwood, Massachusetts 02062
         ------------------------------------------------------------
             (Address of Principal Executive Offices and Zip Code)

                                (781) 551-0300
             ----------------------------------------------------
             (Registrant's telephone number, including area code)




Item 5.     Other Events.

            On October 13, 1998, Telco Systems, Inc. (the "Company") and World Access, Inc. ("World Access") announced that they had agreed in principle to amend the Merger Agreement, dated as of June 4, 1998 (the "Merger Agreement"), among the Company, World Access, WAXS INC., a wholly owned subsidiary of World Access, and Tail Acquisition Corporation, a wholly owned subsidiary of WAXS, in order to, among other things, establish a minimum purchase price to be paid by World Access of $12.00 per Company common share and to provide World Access with the option to pay the purchase price using either World Access common stock or a combination of World Access common stock and cash, subject to a minimum of 45% of the purchase price being paid in the form of World Access common stock to ensure tax-free treatment to the Company's stockholders in respect of the World Access common stock they receive. The companies' agreement in principle provides that the deadline for completing the merger contemplated by the Merger Agreement (the "Merger") will be extended until December 31, 1998.

            The value of the World Access common stock included in the purchase price will be determined based upon the average of the last reported sales prices of the World Access common stock during a 20 trading-day period prior to the effective time of the Merger. The companies' agreement in principle provides that, if such average sales price is less than $12.00, World Access will be permitted to terminate the Merger Agreement.

            The amendment to the Merger Agreement contemplated by the agreement in principle (the "Amendment") is expected to be executed in the near future, subject to the companies' agreement as to the form of the Amendment and the approval of each of their Boards of Directors. Until the execution of the Amendment, the Merger Agreement will remain unchanged and in full force and effect in accordance with its terms.

            A copy of the press release announcing the companies' agreement in principle is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (c) Exhibits.

            Exhibit 99.1   Press Release dated October 13, 1998.



                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned's duly authorized signatory.

Dated:  October 14, 1998


                            TELCO SYSTEMS, INC.


                            By:   /s/ William J. Stuart
                                ______________________________
                                Name:  William J. Stuart
                                Title: Vice President and Chief Financial
                                         Officer


                               EXHIBIT INDEX


Exhibit No.       Description

Exhibit 99.1      Press Release dated October 13, 1998.